AXIS Capital Holdings Limited

INVESTOR FINANCIAL SUPPLEMENT

THIRD QUARTER 2013

AXIS Capital Holdings Limited
92 Pitts Bay Road
Pembroke HM 08 Bermuda

Contact Information:
Linda Ventresca
Investor Relations
441 405 2727
investorrelations@axiscapital.com

Website Information:
www.axiscapital.com

This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

AXIS Capital Holdings Limited
FINANCIAL SUPPLEMENT TABLE OF CONTENTS

AXIS Capital Holdings Limited
BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION
•

Unless otherwise noted, all data is in thousands, except for per share amounts and ratio information.

•	All financial information contained herein is unaudited, except for the consolidated balance sheet at December 31, 2012.

•	Amounts may not reconcile exactly due to rounding differences.

•	NM - Not meaningful; NR - Not Reported; NA - Not applicable
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private Securities Litigation Reform Act of 1995. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. Forward-looking statements contained in this presentation may include, but are not limited to, information regarding our estimates of losses related to catastrophes and other large losses, measurements of potential losses in the fair market value of our investment portfolio, our expectations regarding pricing and other market conditions, our growth prospects, and valuations of the potential impact of movements in interest rates, equity securities' prices, credit spreads and foreign currency rates.

Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:

•	the occurrence and magnitude of natural and man-made disasters,

•	actual claims exceeding our loss reserves,

•	general economic, capital and credit market conditions,

•	the failure of any of the loss limitation methods we employ,

•	the effects of emerging claims, coverage and regulatory issues, including uncertainty related to coverage definitions, limits, terms and conditions,

•	the failure of our cedants to adequately evaluate risks,

•	inability to obtain additional capital on favorable terms, or at all,

•	the loss of one or more key executives,

•	a decline in our ratings with rating agencies,

•	loss of business provided to us by our major brokers,

•	changes in accounting policies or practices,

•	the use of industry catastrophe models and changes to these models,

•	changes in governmental regulations,

•	increased competition,

•	changes in the political environment of certain countries in which we operate or underwrite business,

•	fluctuations in interest rates, credit spreads, equity securities' prices and/or currency values, and

•	the other factors set forth in our most recent report on Form 10-K, Form 10-Q and other documents on file with the Securities and Exchange Commission.
We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

i

AXIS Capital Holdings Limited
BASIS OF PRESENTATION
BUSINESS DESCRIPTIONS

INSURANCE SEGMENT

Our insurance segment offers specialty insurance products to a variety of niche markets on a worldwide basis. The following are the lines of business in our insurance segment:
Property: provides physical loss or damage, business interruption and machinery breakdown coverage for virtually all types of property, including commercial buildings, residential premises, construction projects and onshore energy installations. This line of business consists of both primary and excess risks, some of which are catastrophe-exposed.
Marine: provides coverage for traditional marine classes, including offshore energy, cargo, liability, recreational marine, fine art, specie, hull and war. Offshore energy coverage includes physical damage, business interruption, operators extra expense and liability coverage for all aspects of offshore upstream energy, from exploration and construction through the operation and distribution phases.
Terrorism: provides coverage for physical damage and business interruption of an insured following an act of terrorism.
Aviation: provides hull and liability and specific war coverage primarily for passenger airlines but also for cargo operations, general aviation operations, airports, aviation authorities, security firms and product manufacturers.
Credit and political risk: provides credit and political risk insurance products for banks and corporations. Coverage is provided for a range of risks including sovereign default, credit default, political violence, currency inconvertibility and non-transfer, expropriation, aircraft non-repossession and contract frustration due to political events. The credit insurance coverage is primarily for lenders seeking to mitigate the risk of non-payment from their borrowers in emerging markets. For the credit insurance contracts, it is necessary for the buyer of the insurance (most often a bank) to hold an insured asset (most often an underlying loan) in order to claim compensation under the insurance contract. The traditional political risk coverage provides protection against sovereign actions that result in the impairment of cross-border investments for banks and major corporations (known as “CEND” coverages).
Professional lines: provides coverage for directors’ and officers’ liability, errors and omissions liability, employment practices liability, fiduciary liability, crime, professional indemnity and other financial insurance related coverages for commercial enterprises, financial institutions and not-for-profit organizations. This business is predominantly written on a claims-made basis.
Liability: primarily targets primary and low/mid-level excess and umbrella commercial liability risks in the U.S. excess and surplus lines markets. Target industry sectors include construction, manufacturing, transportation and trucking and other services. We also target middle to high excess liability business in the London and Bermuda wholesale markets and primary and excess business in the Canadian market place.
Accident & health: includes accidental death, travel insurance and specialty health products for employer and affinity groups, financial institutions, schools and colleges, as well as accident & health reinsurance for catastrophic or per life events on a quota share and/or excess of loss basis, with aggregate and/or per person deductibles.

ii

AXIS Capital Holdings Limited
BASIS OF PRESENTATION

BUSINESS DESCRIPTIONS (CONTINUED)

REINSURANCE SEGMENT

Our reinsurance segment provides non-life reinsurance to insurance companies on a worldwide basis. The following are the lines of business in our reinsurance segment:
Catastrophe: provides protection for most catastrophic losses that are covered in the underlying insurance policies written by our cedants. The exposure in the underlying policies is principally property exposure but also covers other exposures including workers compensation, personal accident and life. The principal perils in this portfolio are hurricane and windstorm, earthquake, flood, tornado, hail and fire. In some instances, terrorism may be a covered peril or the only peril. We underwrite catastrophe reinsurance principally on an excess of loss basis.
Property: provides coverage for property damage and related losses resulting from natural and man-made perils contained in underlying personal and commercial policies. While our predominant exposure is to property damage, other risks, including business interruption and other non-property losses, may also be covered when arising from a covered peril. While our most significant exposures typically relate to losses from windstorms, tornadoes and earthquakes, we are also exposed to other perils such as freezes, riots, floods, industrial explosions, fires, hail and a number of other loss events. We assume business on both a proportional and excess of loss basis.
Professional Lines: covers directors’ and officers’ liability, employment practices liability, medical malpractice, professional indemnity, environmental liability and miscellaneous errors and omissions insurance risks. The underlying business is predominantly written on a claims-made basis. Business is written on both a proportional and excess of loss basis.
Credit and Surety: consists of reinsurance of trade credit insurance products and includes both proportional and excess of loss structures. The underlying insurance indemnifies sellers of goods and services in the event of a payment default by the buyer of those goods and services. Also included in this line of business is coverage for losses arising from a broad array of surety bonds issued by insurers to satisfy regulatory demands or contract obligations in a variety of jurisdictions around the world.
Motor: provides coverage to cedants for motor liability and property damage losses arising out of any one occurrence. The occurrence can involve one or many claimants where the ceding insurer aggregates the claims from the occurrence.
Liability: provides coverage to insurers of standard casualty business, excess and surplus casualty business and specialty casualty programs. The primary focus of the underlying business is general liability, although workers' compensation and auto liability are also written.
Agriculture: provides coverage for risks associated with the production of food and fiber on a global basis for primary insurance companies writing multi-peril crop insurance, crop hail, and named peril covers, as well as custom risk transfer mechanisms for agricultural dependent industries with exposures to crop yield and/or price deviations. We provide both proportional and aggregate stop loss reinsurance.
Engineering: provides coverage for all types of construction risks and risks associated with erection, testing and commissioning of machinery and plants during the construction stage. This line of business also includes coverage for losses arising from operational failures of machinery, plant and equipment and electronic equipment as well as business interruption.
Other: includes aviation, marine and personal accident reinsurance.

iii

AXIS Capital Holdings Limited
FINANCIAL HIGHLIGHTS

		Quarter ended September 30,				Nine months ended September 30,
		2013	2012	Change		2013	2012	Change

HIGHLIGHTS	Gross premiums written	$904,797	$847,686	6.7%		$3,871,085	$3,387,229	14.3%
	Gross premiums written - Insurance	63.5%	62.5%	1.0	pts	50.4%	51.1%	(0.7)	pts
	Gross premiums written - Reinsurance	36.5%	37.5%	(1.0)	pts	49.6%	48.9%	0.7	pts
	Net premiums written	$716,389	$650,599	10.1%		$3,280,236	$2,819,360	16.3%
	Net premiums earned	$945,242	$862,447	9.6%		$2,765,154	$2,559,414	8.0%
	Net premiums earned - Insurance	47.4%	46.2%	1.2	pts	46.0%	45.9%	0.1	pts
	Net premiums earned - Reinsurance	52.6%	53.8%	(1.2)	pts	54.0%	54.1%	(0.1)	pts
	Net income available to common shareholders	$137,121	$223,407	(38.6%)		$512,383	$513,555	(0.2%)
	Operating income [a]	196,677	200,640	(2.0%)		474,215	449,207	5.6%
	Reserve for losses and loss expenses	9,484,516	8,751,070	8.4%		9,484,516	8,751,070	8.4%
	Total shareholders’ equity	5,787,829	5,856,268	(1.2%)		5,787,829	5,856,268	(1.2%)

PER COMMON SHARE AND COMMON SHARE DATA	Basic earnings per common share	$1.23	$1.84	(33.2%)		$4.47	$4.16	7.5%
	Diluted earnings per common share	$1.21	$1.82	(33.5%)		$4.41	$4.11	7.3%
	Operating income per common share - diluted [b]	$1.74	$1.63	6.7%		$4.08	$3.60	13.3%
	Weighted average common shares outstanding	111,676	121,127	(7.8%)		114,606	123,568	(7.3%)
	Diluted weighted average common shares outstanding	113,355	122,952	(7.8%)		116,214	124,858	(6.9%)
	Book value per common share	$46.22	$45.42	1.8%		$46.22	$45.42	1.8%
	Diluted book value per common share (treasury stock method)	$44.60	$43.57	2.4%		$44.60	$43.57	2.4%
	Diluted tangible book value per common share (treasury stock method) [a]	$43.81	$42.77	2.4%		$43.81	$42.77	2.4%
	Accumulated dividends paid per common share	$7.36	$6.37	15.5%		$7.36	$6.37	15.5%

FINANCIAL RATIOS	ROACE [c]	10.9%	16.9%	(6.0)	pts	13.1%	13.3%	(0.2)	pts
	Operating ROACE [d]	15.6%	15.2%	0.4	pts	12.1%	11.6%	0.5	pts
	Net loss and loss expense ratio	53.1%	51.3%	1.8	pts	57.2%	55.5%	1.7	pts
	Acquisition cost ratio	18.4%	18.4%	—	pts	17.7%	18.9%	(1.2)	pts
	General and administrative expense ratio	14.8%	15.6%	(0.8)	pts	15.6%	16.4%	(0.8)	pts
	Combined ratio	86.3%	85.3%	1.0	pts	90.5%	90.8%	(0.3)	pts

INVESTMENT DATA	Total assets	$19,932,949	$18,897,781	5.5%		$19,932,949	$18,897,781	5.5%
	Total cash and invested assets [e]	14,750,214	14,243,058	3.6%		14,750,214	14,243,058	3.6%
	Net investment income	103,429	103,638	(0.2%)		295,450	294,110	0.5%
	Net realized investment gains (losses)	(4,708)	50,803	nm		56,004	95,699	(41.5%)
	Total return on cash and investments [f]	1.4%	2.1%	(0.7)	pts	0.8%	4.7%	(3.9)	pts
	Return on other investments [g]	3.3%	4.2%	(0.9)	pts	9.2%	9.3%	(0.1)	pts
	Book yield of fixed maturities	2.6%	2.7%	(0.1)	pts	2.6%	2.7%	(0.1)	pts

[a]
Operating income and diluted tangible book value per common share are “non-GAAP financial measures” as defined by Regulation G. See page 26 for reconciliation of operating income to net income available to common shareholders and diluted tangible book value per common share to diluted book value per common share.

[b]	Operating income per common share - diluted, is calculated by dividing operating income for the period by weighted average common shares and share equivalents.

[c]
Return on average common equity (“ROACE”) is calculated by dividing net income available to common shareholders for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Net income for the quarter-periods is annualized.

[d]
Operating ROACE, also a “non-GAAP financial measure”, is calculated by dividing operating income for the period by the average common shareholders’ equity determined by using the common shareholders’ equity balances at the beginning and end of the period. Operating income for the quarter-periods is annualized.

[e]
Cash and invested assets represents the total cash, available for sale investments, other investments, short-term investments, accrued interest receivable and net receivable (payable) for investments sold (purchased).

[f]	In calculating total return, we include net investment income, net realized investment gains and the change in unrealized gains (losses) generated by our average cash and investment balances.

[g]	Return on other investments is calculated by dividing other investment income by the average month-end other investment balances for the period.

AXIS Capital Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q3 2011
UNDERWRITING REVENUES
Gross premiums written	$904,797	$1,219,805	$1,746,483	$752,414	$847,686	$835,056
Premiums ceded	(188,408)	(226,398)	(176,043)	(234,318)	(197,087)	(161,603)
Net premiums written	716,389	993,407	1,570,440	518,096	650,599	673,453

Gross premiums earned	1,125,289	1,139,904	1,064,930	1,068,259	1,037,600	1,005,761
Ceded premiums expensed	(180,047)	(194,031)	(190,891)	(212,210)	(175,153)	(165,769)
Net premiums earned	945,242	945,873	874,039	856,049	862,447	839,992
Other insurance related income	725	435	595	791	953	1,156
Total underwriting revenues	945,967	946,308	874,634	856,840	863,400	841,148

UNDERWRITING EXPENSES
Net losses and loss expenses	501,522	642,899	438,414	675,047	442,652	506,839
Acquisition costs	173,682	169,719	145,491	144,063	158,796	146,836
Underwriting-related general and administrative expenses [a]	117,675	123,769	119,930	112,021	106,953	97,444
Total underwriting expenses	792,879	936,387	703,835	931,131	708,401	751,119

UNDERWRITING INCOME (LOSS) [b]	153,088	9,921	170,799	(74,291)	154,999	90,029

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	103,429	83,112	108,908	86,847	103,638	49,396
Net realized investment gains (losses)	(4,708)	16,235	44,478	31,771	50,803	57,557
Interest expense and financing costs	(15,260)	(15,260)	(15,834)	(15,498)	(15,558)	(15,677)
Total other operating revenues	83,461	84,087	137,552	103,120	138,883	91,276

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	(56,860)	10,320	34,882	(21,300)	(23,927)	60,830
Corporate expenses [a]	(23,024)	(25,265)	(21,545)	(29,365)	(27,658)	(17,093)
Total other (expenses) revenues	(79,884)	(14,945)	13,337	(50,665)	(51,585)	43,737

INCOME (LOSS) BEFORE INCOME TAXES	156,665	79,063	321,688	(21,836)	242,297	225,042

Income tax (expense) benefit	(6,030)	4,662	(10,131)	12,026	(10,149)	(3,765)

NET INCOME (LOSS)	150,635	83,725	311,557	(9,810)	232,148	221,277

Preferred share dividends	(13,514)	(8,197)	(8,741)	(8,741)	(8,741)	(9,219)
Loss on repurchase of preferred shares	—	(3,081)	—	—	—	—

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$137,121	$72,447	$302,816	$(18,551)	$223,407	$212,058

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	53.1%	68.0%	50.2%	78.9%	51.3%	60.3%
Acquisition cost ratio	18.4%	17.9%	16.6%	16.8%	18.4%	17.5%
General and administrative expense ratio [a]	14.8%	15.8%	16.2%	16.5%	15.6%	13.7%
Combined ratio	86.3%	101.7%	83.0%	112.2%	85.3%	91.5%

Weighted average basic shares outstanding	111,676	115,163	117,022	117,918	121,127	125,971
Weighted average diluted shares outstanding	113,355	116,671	118,658	117,918	122,952	128,002
Basic earnings (loss) per common share	$1.23	$0.63	$2.59	($0.16)	$1.84	$1.68
Diluted earnings (loss) per common share	$1.21	$0.62	$2.55	($0.16)	$1.82	$1.66
ROACE (annualized)	10.9%	5.6%	22.7%	(1.4%)	16.9%	17.5%
Operating ROACE (annualized)	15.6%	3.9%	17.1%	(2.1%)	15.2%	7.8%

[a]
Underwriting-related general and administrative expenses is a "non-GAAP financial measure" as defined in SEC Regulation G. Our total general and administrative expenses also include corporate expenses. Both underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

[b]
Group (or consolidated) underwriting income (loss) is also a "non-GAAP financial measure". Reconciliations of consolidated underwriting income (loss) to the nearest GAAP financial measure (income (loss) before income taxes) are presented above.

AXIS Capital Holdings Limited
CONSOLIDATED STATEMENTS OF INCOME - YEAR TO DATE

	Nine months ended September 30,			Year ended December 31,
	2013	2012	2011	2012	2011
UNDERWRITING REVENUES
Gross premiums written	$3,871,085	$3,387,229	$3,429,649	$4,139,643	$4,096,153
Premiums ceded	(590,849)	(567,869)	(505,277)	(802,187)	(676,719)
Net premiums written	3,280,236	2,819,360	2,924,372	3,337,456	3,419,434

Gross premiums earned	3,330,123	3,072,778	2,954,002	4,141,037	3,973,956
Ceded premiums expensed	(564,969)	(513,364)	(485,795)	(725,574)	(658,995)
Net premiums earned	2,765,154	2,559,414	2,468,207	3,415,463	3,314,961
Other insurance related income	1,756	1,884	2,047	2,676	2,396
Total underwriting revenues	2,766,910	2,561,298	2,470,254	3,418,139	3,317,357

UNDERWRITING EXPENSES
Net losses and loss expenses	1,582,835	1,420,981	2,091,598	2,096,028	2,675,052
Acquisition costs	488,892	483,589	430,097	627,653	587,469
Underwriting-related general and administrative expenses	361,373	319,300	290,860	431,321	382,062
Total underwriting expenses	2,433,100	2,223,870	2,812,555	3,155,002	3,644,583

UNDERWRITING INCOME (LOSS)	333,810	337,428	(342,301)	263,137	(327,226)

OTHER OPERATING REVENUE (EXPENSES)
Net investment income	295,450	294,110	260,068	380,957	362,430
Net realized investment gains	56,004	95,699	125,177	127,469	121,439
Interest expense and financing costs	(46,355)	(46,365)	(46,982)	(61,863)	(62,598)
Total other operating revenues	305,099	343,444	338,263	446,563	421,271

OTHER (EXPENSES) REVENUE
Foreign exchange (losses) gains	(11,659)	(8,212)	27,254	(29,512)	44,582
Corporate expenses [a]	(69,834)	(100,295)	(58,302)	(129,660)	(77,089)
Total other expenses	(81,493)	(108,507)	(31,048)	(159,172)	(32,507)

INCOME (LOSS) BEFORE INCOME TAXES	557,416	572,365	(35,086)	550,528	61,538

Income tax expense	(11,500)	(15,314)	(7,892)	(3,287)	(15,233)

NET INCOME (LOSS)	545,916	557,051	(42,978)	547,241	46,305

Preferred share dividends	(30,452)	(29,487)	(27,656)	(38,228)	(36,875)
Loss on repurchase of preferred shares	(3,081)	(14,009)	—	(14,009)	—

NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$512,383	$513,555	$(70,634)	$495,004	$9,430

KEY RATIOS/PER SHARE DATA
Net loss and loss expense ratio	57.2%	55.5%	84.7%	61.4%	80.7%
Acquisition cost ratio	17.7%	18.9%	17.4%	18.4%	17.7%
General and administrative expense ratio [a]	15.6%	16.4%	14.2%	16.4%	13.9%
Combined ratio	90.5%	90.8%	116.3%	96.2%	112.3%

Weighted average basic shares outstanding	114,606	123,568	121,197	122,148	122,499
Weighted average diluted shares outstanding	116,214	124,858	121,197	123,654	128,122
Basic earnings (loss) per common share	$4.47	$4.16	($0.58)	$4.05	$0.08
Diluted earnings (loss) per common share	$4.41	$4.11	($0.58)	$4.00	$0.07
ROACE [b]	13.1%	13.3%	(1.9%)	9.7%	0.2%
Operating ROACE [b]	12.1%	11.6%	(5.9%)	8.2%	(3.1%)

[a]	Both underwriting-related general and administrative expenses and corporate expenses are included in the general and administrative expense ratio.

[b]	Annualized for the nine-month periods.

AXIS Capital Holdings Limited
CONSOLIDATED SEGMENT DATA

	Quarter ended September 30, 2013			Nine months ended September 30, 2013
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total
UNDERWRITING REVENUES
Gross premiums written	$574,778	$330,019	$904,797	$1,952,548	$1,918,537	$3,871,085
Net premiums written	393,627	322,762	716,389	1,385,892	1,894,344	3,280,236

Gross premiums earned	626,005	499,284	1,125,289	1,826,660	1,503,463	3,330,123
Ceded premiums expensed	(177,933)	(2,114)	(180,047)	(554,363)	(10,606)	(564,969)
Net premiums earned	448,072	497,170	945,242	1,272,297	1,492,857	2,765,154
Other insurance related income	725	—	725	1,756	—	1,756
Total underwriting revenues	448,797	497,170	945,967	1,274,053	1,492,857	2,766,910

UNDERWRITING EXPENSES
Net losses and loss expenses	216,440	285,082	501,522	764,768	818,067	1,582,835
Acquisition costs	61,087	112,595	173,682	177,097	311,795	488,892
Underwriting-related general and administrative expenses	82,548	35,127	117,675	257,962	103,411	361,373
Total underwriting expenses	360,075	432,804	792,879	1,199,827	1,233,273	2,433,100

UNDERWRITING INCOME	$88,722	$64,366	$153,088	$74,226	$259,584	$333,810

KEY RATIOS
Current accident year loss ratio	55.9%	66.6%	61.5%	63.8%	63.5%	63.6%
Prior period reserve development	(7.6%)	(9.3%)	(8.4%)	(3.7%)	(8.7%)	(6.4%)
Net loss and loss expense ratio	48.3%	57.3%	53.1%	60.1%	54.8%	57.2%
Acquisition cost ratio	13.6%	22.6%	18.4%	13.9%	20.9%	17.7%
Underwriting-related general and administrative expense ratio	18.5%	7.2%	12.4%	20.3%	6.9%	13.1%
Corporate expense ratio			2.4%			2.5%
Combined ratio	80.4%	87.1%	86.3%	94.3%	82.6%	90.5%

AXIS Capital Holdings Limited
GROSS PREMIUM WRITTEN BY SEGMENT BY LINE OF BUSINESS

							Nine months ended September 30,
	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q3 2011	2013	2012

INSURANCE SEGMENT
Property	$147,485	$228,741	$151,376	$148,216	$136,759	$158,786	$527,650	$502,971
Marine	38,406	88,047	79,893	29,898	45,435	46,905	206,345	222,536
Terrorism	10,418	9,478	8,213	8,681	10,589	13,216	28,109	28,504
Aviation	4,379	12,321	3,376	29,142	16,470	11,957	20,076	36,001
Credit and political risk	7,099	19,537	10,003	26,126	4,553	(148)	36,639	13,279
Professional lines	208,174	262,611	159,809	255,891	191,882	173,608	630,547	580,743
Liability	100,018	104,952	57,811	72,834	74,642	52,065	262,780	193,862
Accident & health	58,799	55,368	126,234	9,328	49,348	37,071	240,402	151,469
TOTAL INSURANCE SEGMENT	574,778	781,055	596,715	580,116	529,678	493,460	1,952,548	1,729,365

REINSURANCE SEGMENT
Catastrophe	71,851	138,461	167,803	24,325	73,329	91,340	378,115	343,989
Property	58,294	63,457	221,876	9,991	64,717	79,196	343,626	305,767
Professional lines	66,017	57,406	90,555	90,313	50,648	51,341	213,978	211,551
Credit and surety	29,487	20,327	208,308	7,225	30,728	38,292	258,122	257,347
Motor	4,286	16,557	224,991	8,940	10,622	13,074	245,834	226,708
Liability	75,100	78,868	99,587	13,976	78,118	62,366	253,555	228,841
Agriculture	8,659	55,319	80,017	3,789	2,015	119	143,995	15,537
Engineering	12,462	5,741	40,912	14,033	6,745	4,906	59,115	56,564
Other	3,863	2,614	15,719	(294)	1,086	962	22,197	11,560
TOTAL REINSURANCE SEGMENT	330,019	438,750	1,149,768	172,298	318,008	341,596	1,918,537	1,657,864

CONSOLIDATED TOTAL	$904,797	$1,219,805	$1,746,483	$752,414	$847,686	$835,056	$3,871,085	$3,387,229

AXIS Capital Holdings Limited
INSURANCE SEGMENT DATA - QUARTERLY

	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q3 2011
UNDERWRITING REVENUES
Gross premiums written	$574,778	$781,055	$596,715	$580,116	$529,678	$493,460
Net premiums written	393,627	559,584	432,681	345,802	332,591	331,857

Gross premiums earned	626,005	611,585	589,071	591,310	569,710	529,847
Ceded premiums expensed	(177,933)	(189,240)	(187,191)	(208,425)	(171,372)	(159,327)
Net premiums earned	448,072	422,345	401,880	382,885	398,338	370,520
Other insurance related income	725	435	595	791	953	1,156
Total underwriting revenues	448,797	422,780	402,475	383,676	399,291	371,676

UNDERWRITING EXPENSES
Net losses and loss expenses	216,440	330,992	217,336	300,094	185,845	207,403
Acquisition costs	61,087	58,749	57,261	48,024	59,026	51,753
General and administrative expenses	82,548	88,526	86,889	81,591	78,029	72,005
Total underwriting expenses	360,075	478,267	361,486	429,709	322,900	331,161

UNDERWRITING INCOME (LOSS)	$88,722	$(55,487)	$40,989	$(46,033)	$76,391	$40,515

KEY RATIOS
Current accident year loss ratio	55.9%	80.0%	55.5%	88.9%	54.6%	64.8%
Prior period reserve development	(7.6%)	(1.6%)	(1.4%)	(10.5%)	(7.9%)	(8.8%)
Net loss and loss expense ratio	48.3%	78.4%	54.1%	78.4%	46.7%	56.0%
Acquisition cost ratio	13.6%	13.9%	14.2%	12.5%	14.8%	14.0%
General and administrative expense ratio	18.5%	20.9%	21.6%	21.3%	19.6%	19.4%
Combined ratio	80.4%	113.2%	89.9%	112.2%	81.1%	89.4%

AXIS Capital Holdings Limited
REINSURANCE SEGMENT DATA - QUARTERLY

	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q3 2011
UNDERWRITING REVENUES
Gross premiums written	$330,019	$438,750	$1,149,768	$172,298	$318,008	$341,596
Net premiums written	322,762	433,823	1,137,759	172,294	318,008	341,596

Gross premiums earned	499,284	528,319	475,859	476,949	467,890	475,914
Ceded premiums expensed	(2,114)	(4,791)	(3,700)	(3,785)	(3,781)	(6,442)
Net premiums earned	497,170	523,528	472,159	473,164	464,109	469,472
Total underwriting revenues	497,170	523,528	472,159	473,164	464,109	469,472

UNDERWRITING EXPENSES
Net losses and loss expenses	285,082	311,907	221,078	374,953	256,807	299,436
Acquisition costs	112,595	110,970	88,230	96,039	99,770	95,083
General and administrative expenses	35,127	35,243	33,041	30,430	28,924	25,439
Total underwriting expenses	432,804	458,120	342,349	501,422	385,501	419,958

UNDERWRITING INCOME (LOSS)	$64,366	$65,408	$129,810	$(28,258)	$78,608	$49,514

KEY RATIOS
Current accident year loss ratio	66.6%	66.3%	57.2%	84.4%	61.6%	73.5%
Prior period reserve development	(9.3%)	(6.7%)	(10.4%)	(5.2%)	(6.3%)	(9.7%)
Net loss and loss expense ratio	57.3%	59.6%	46.8%	79.2%	55.3%	63.8%
Acquisition cost ratio	22.6%	21.2%	18.7%	20.3%	21.5%	20.3%
General and administrative expense ratio	7.2%	6.7%	7.0%	6.5%	6.3%	5.4%
Combined ratio	87.1%	87.5%	72.5%	106.0%	83.1%	89.5%

AXIS Capital Holdings Limited
NET INVESTMENT INCOME - QUARTERLY AND YEAR TO DATE

							Nine months ended September 30,
	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q3 2011	2013	2012

Fixed maturities	$74,691	$74,503	$69,683	$75,968	$72,251	$81,900	$218,877	$228,432
Other investments	32,127	11,848	43,431	15,302	34,242	(30,376)	87,406	72,358
Equity securities	3,871	3,134	1,414	2,862	2,862	2,079	8,419	9,042
Cash and cash equivalents	382	1,265	1,267	549	708	1,148	2,915	3,979
Short-term investments	127	397	532	(129)	537	302	1,056	725

Gross investment income	111,198	91,147	116,327	94,552	110,600	55,053	318,673	314,536
Investment expense	(7,769)	(8,035)	(7,419)	(7,705)	(6,962)	(5,657)	(23,223)	(20,426)

Net investment income	$103,429	$83,112	$108,908	$86,847	$103,638	$49,396	$295,450	$294,110

AXIS Capital Holdings Limited
CONSOLIDATED BALANCE SHEETS

	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
	2013	2013	2013	2012	2012	2011
ASSETS
Investments:
Fixed maturities, available for sale, at fair value	$11,984,740	$11,644,912	$11,973,364	$11,928,049	$11,794,985	$10,736,729
Equity securities, available for sale, at fair value	650,627	618,795	617,436	666,548	650,168	567,881
Other investments, at fair value	994,572	962,315	972,364	843,437	838,641	643,270
Short-term investments, at fair value and amortized cost	84,709	45,904	98,964	108,860	91,814	149,136
Total investments	13,714,648	13,271,926	13,662,128	13,546,894	13,375,608	12,097,016
Cash and cash equivalents	1,109,998	1,116,248	856,215	850,550	869,444	1,201,037
Accrued interest receivable	98,285	95,098	95,877	97,220	95,654	95,320
Insurance and reinsurance premium balances receivable	1,920,985	2,166,982	2,015,578	1,474,821	1,712,025	1,665,636
Reinsurance recoverable on paid and unpaid losses	1,899,510	1,981,441	1,895,547	1,863,819	1,789,410	1,759,017
Deferred acquisition costs	505,002	543,069	561,417	389,248	460,661	477,403
Prepaid reinsurance premiums	340,280	331,528	300,617	315,676	293,684	239,769
Receivable for investments sold	1,317	1,399	12,546	1,254	7,375	86,932
Goodwill and intangible assets	91,656	91,370	97,001	97,493	98,165	98,260
Other assets	251,268	247,252	214,016	215,369	195,755	223,540
TOTAL ASSETS	$19,932,949	$19,846,313	$19,710,942	$18,852,344	$18,897,781	$17,943,930

LIABILITIES
Reserve for losses and loss expenses	$9,484,516	$9,342,817	$9,097,703	$9,058,731	$8,751,070	$8,334,841
Unearned premiums	2,990,301	3,209,055	3,135,610	2,454,692	2,770,889	2,805,620
Insurance and reinsurance balances payable	261,737	292,572	208,018	270,739	239,394	179,081
Senior notes	995,699	995,546	995,394	995,245	995,097	994,523
Payable for investments purchased	174,034	234,001	169,646	64,553	105,023	127,989
Other liabilities	238,833	210,375	215,141	228,623	180,040	144,771
TOTAL LIABILITIES	14,145,120	14,284,366	13,821,512	13,072,583	13,041,513	12,586,825

SHAREHOLDERS’ EQUITY
Preferred shares - Series A, B, C and D	627,843	627,843	502,843	502,843	502,843	500,000
Common shares	2,172	2,172	2,168	2,146	2,145	2,112
Additional paid-in capital	2,225,826	2,213,204	2,199,092	2,179,034	2,165,478	2,095,727
Accumulated other comprehensive income	130,373	24,755	310,108	362,622	373,199	50,932
Retained earnings	4,921,716	4,813,687	4,769,764	4,497,789	4,576,381	4,105,216
Treasury shares, at cost	(2,120,101)	(2,119,714)	(1,894,545)	(1,764,673)	(1,763,778)	(1,396,882)
TOTAL SHAREHOLDERS’ EQUITY	5,787,829	5,561,947	5,889,430	5,779,761	5,856,268	5,357,105

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$19,932,949	$19,846,313	$19,710,942	$18,852,344	$18,897,781	$17,943,930

Basic common shares outstanding	111,651	111,588	116,306	117,920	117,857	126,141
Diluted common shares outstanding	115,684	115,631	120,594	122,793	122,865	131,067
Book value per common share	$46.22	$44.22	$46.31	$44.75	$45.42	$38.51
Diluted book value per common share	$44.60	$42.67	$44.67	$42.97	$43.57	$37.06
Diluted tangible book value per common share	$43.81	$41.88	$43.86	$42.18	$42.77	$36.31
Debt to total capital [a]	14.7%	15.2%	14.5%	14.7%	14.5%	15.7%
Debt and preferred equity to total capital	23.9%	24.8%	21.8%	22.1%	21.9%	23.5%

[a]	The debt to total capital ratio is calculated by dividing our senior notes by total capital. Total capital represents the sum of total shareholders’ equity and our senior notes.

AXIS Capital Holdings Limited
CASH AND INVESTED ASSETS PORTFOLIO
At September 30, 2013

	Cost or Amortized Cost	Unrealized Gains	Unrealized Losses	Fair Value	Percentage
Fixed Maturities, available for sale
U.S. government and agency	$1,508,828	$2,266	$(26,208)	$1,484,886	10.1%
Non-U.S. government	1,225,569	17,032	(35,430)	1,207,171	8.2%
Corporate debt	3,446,032	78,101	(13,647)	3,510,486	23.8%
Agency RMBS	2,518,166	30,040	(36,450)	2,511,756	17.0%
CMBS	723,102	12,265	(3,840)	731,527	5.0%
Non-Agency RMBS	72,639	2,372	(785)	74,226	0.5%
ABS	916,055	6,278	(6,659)	915,674	6.2%
Municipals	1,529,831	33,252	(14,069)	1,549,014	10.5%
Total fixed maturities	11,940,222	181,606	(137,088)	11,984,740	81.3%

Equity securities, available for sale
Common stocks	338,131	73,234	(7,640)	403,725	2.7%
Exchange traded funds	106,495	21,975	—	128,470	0.9%
Non-U.S. bond mutual funds	110,109	8,323	—	118,432	0.8%
Total equity securities	554,735	103,532	(7,640)	650,627	4.4%

Total available for sale investments	$12,494,957	$285,138	$(144,728)	12,635,367	85.7%

Other investments (see below)				994,572	6.7%

Short-term investments				84,709	0.6%

Total investments				13,714,648	93.0%

Cash and cash equivalents [a]				1,109,998	7.5%

Accrued interest receivable				98,285	0.7%

Net receivable/(payable) for investments sold (purchased)				(172,717)	(1.2%)

Total cash and invested assets				$14,750,214	100.0%

				Fair Value	Percentage
Other Investments:
Long/short equity funds				$408,834	41.1%
Multi-strategy funds				270,180	27.2%
Event-driven funds				184,771	18.6%
Leveraged bank loan funds				47,572	4.8%
Direct lending funds				13,015	1.3%
Collateralized loan obligations - equity tranches				70,200	7.0%
Total				$994,572	100.0%

[a]	Includes $60 million of restricted cash and cash equivalents.

AXIS Capital Holdings Limited
CASH AND INVESTED ASSETS COMPOSITION - QUARTERLY

	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q3 2011
	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
CASH AND INVESTED ASSETS PORTFOLIO
Fixed Maturities:
U.S. government and agency	10.1%	9.4%	9.6%	9.9%	8.7%	8.2%
Non-U.S. government	8.2%	8.3%	7.7%	7.7%	8.0%	7.4%
Corporate debt	23.8%	24.4%	25.8%	26.9%	25.7%	27.9%
MBS:
Agency RMBS	17.0%	16.4%	17.6%	18.4%	21.0%	19.6%
CMBS	5.0%	5.4%	5.7%	5.8%	5.0%	2.1%
Non-agency RMBS	0.5%	0.6%	0.6%	0.7%	1.0%	1.3%
ABS	6.2%	6.4%	6.4%	4.5%	4.4%	4.8%
Municipals	10.5%	10.8%	9.5%	8.9%	9.1%	8.8%

Total Fixed Maturities	81.3%	81.7%	82.9%	82.8%	82.9%	80.1%
Equity securities	4.4%	4.3%	4.2%	4.6%	4.5%	4.3%
Other investments	6.7%	6.8%	6.7%	5.8%	5.9%	4.8%
Short-term investments	0.6%	0.3%	0.7%	0.6%	0.6%	1.2%

Total investments	93.0%	93.1%	94.5%	93.8%	93.9%	90.4%
Cash and cash equivalents	7.5%	7.8%	5.9%	5.9%	6.1%	9.1%
Accrued interest receivable	0.7%	0.7%	0.7%	0.7%	0.7%	0.8%
Net receivable/(payable) for investments sold or purchased	(1.2%)	(1.6%)	(1.1%)	(0.4%)	(0.7%)	(0.3%)
Total Cash and Invested Assets	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CREDIT QUALITY	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Cash and cash equivalents [a]	7.2%	6.9%	5.5%	6.1%	6.0%	9.6%
U.S. government and agency	11.4%	10.7%	10.9%	11.1%	9.8%	9.2%
AAA	33.6%	33.5%	37.0%	37.7%	38.9%	37.1%
AA	14.0%	13.8%	11.2%	9.5%	10.4%	15.2%
A	16.2%	17.0%	17.1%	17.3%	16.8%	16.5%
BBB	10.4%	10.7%	10.9%	11.6%	10.5%	8.7%
Below BBB	7.2%	7.4%	7.4%	6.7%	7.6%	3.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

MATURITY PROFILE	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %	Fair Value %
Within one year (includes cash & cash equivalents)	6.1%	5.8%	6.9%	6.3%	12.4%	14.4%
From one to five years	42.5%	40.5%	38.5%	41.5%	36.8%	38.7%
From five to ten years	15.3%	17.6%	17.6%	16.2%	15.1%	14.3%
Above ten years	1.0%	0.9%	0.7%	0.8%	0.6%	1.9%
Asset-backed and mortgage-backed securities	35.1%	35.2%	36.3%	35.2%	35.1%	30.7%
Total	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

CASH AND INVESTED ASSETS PORTFOLIO CHARACTERISTICS
Book yield of fixed maturities	2.6%	2.6%	2.6%	2.6%	2.7%	3.0%
Yield to maturity of fixed maturities	2.2%	2.4%	1.7%	1.6%	1.4%	2.4%
Average duration of fixed maturities (inclusive of duration hedges)	3.2 yrs	3.5 yrs	3.1 yrs	3.0 yrs	2.7 yrs	2.9 yrs
Average credit quality	AA-	AA-	AA-	AA-	AA-	AA

[a]	Cash and cash equivalents are net of receivables/payables for investments sold/purchased.

AXIS Capital Holdings Limited
GEOGRAPHIC DISTRIBUTION OF FIXED MATURITIES AND EQUITIES
At September 30, 2013

			Corporate Debt
	Governments and Agencies		Financials	Non-Financials	Government Guaranteed	Total	Agency RMBS	Non-Agency RMBS/CMBS	ABS	Total Fixed Maturities	Equities		Total Fixed Maturities and Equities
Composition by country
Eurozone countries:
Supranational [a]	$110,450		$—	$—	$—	$—	$—	$—	$—	$110,450	$—		$110,450
Germany	19,499		2,964	55,226	9,373	67,563	—	—	5,863	92,925	5,072		97,997
Netherlands	29,955		8,595	42,541	—	51,136	—	520	5,025	86,636	5,976		92,612
France	—		4,398	44,241	—	48,639	—	—	4,273	52,912	14,328		67,240
Luxembourg	—		—	17,578	—	17,578	—	—	—	17,578	148		17,726
Ireland	—		—	4,654	—	4,654	—	—	5,636	10,290	2,181		12,471
Belgium	—		—	6,445	—	6,445	—	—	—	6,445	1,187		7,632
Spain	—		—	4,754	—	4,754	—	—	—	4,754	802		5,556
Austria	1,260		—	2,657	—	2,657	—	—	—	3,917	—		3,917
Italy	—		—	865	—	865	—	—	—	865	—		865
Other [b]	—		—	—	—	—	—	—	—	—	118,432		118,432
Total eurozone	161,164		15,957	178,961	9,373	204,291	—	520	20,797	386,772	148,126		534,898
Other concentrations:
United Kingdom	210,991		9,508	174,013	13,008	196,529	—	10,849	33,863	452,232	21,095		473,327
Canada	154,281		14,811	59,682	41,941	116,434	—	—	—	270,715	10,319		281,034
Australia	167,571		—	41,160	—	41,160	—	—	2,948	211,679	4,016		215,695
Mexico	68,222		—	42,684	1,145	43,829	—	—	—	112,051	3,674		115,725
Other	444,942		9,699	89,831	792	100,322	—	6,915	5,791	557,970	124,915	[c]	682,885
Total other concentrations	1,046,007		34,018	407,370	56,886	498,274	—	17,764	42,602	1,604,647	164,019		1,768,666

Total Non-U.S. concentrations	1,207,171		49,975	586,331	66,259	702,565	—	18,284	63,399	1,991,419	312,145		2,303,564

United States	1,199,163	[d]	1,239,108	1,568,813	—	2,807,921	2,511,756	787,469	852,275	8,158,584	338,482	[e]	8,497,066
United States agencies	285,723		—	—	—	—	—	—	—	285,723	—		285,723
United States local governments	1,549,014		—	—	—	—	—	—	—	1,549,014	—		1,549,014
Total U.S. concentrations	3,033,900		1,239,108	1,568,813	—	2,807,921	2,511,756	787,469	852,275	9,993,321	338,482		10,331,803

Totals	$4,241,071		$1,289,083	$2,155,144	$66,259	$3,510,486	$2,511,756	$805,753	$915,674	$11,984,740	$650,627		$12,635,367

[a]	Represents holdings of the European Investment Bank.

[b]
Represents holdings in two non-U.S. bond mutual funds with underlying exposure to primarily sovereign and corporate debt. The primary countries of risk for these underlying securities are countries within the eurozone.

[c]	Represents exchange-trade funds (“ETF’s”) designed to track indexes with primary underlying exposures to countries other than the United States and those within the eurozone.

[d]	Represents United States Treasuries.

[e]
Represents $257 million of common stocks of companies with the United States as their primary country of risk and $81 million of ETF’s designed to track the S&P 500, an index consisting primarily of exposure to the United States.

AXIS Capital Holdings Limited
CORPORATE DEBT COMPOSITION
At September 30, 2013

	Fair Value	% of Total Corporate Debt	% of Total Cash and Invested Assets
Composition by sector - Investment grade
Financial institutions:
U.S. banking	$867,518	24.7%	5.9%
Insurance	180,828	5.2%	1.2%
Corporate/commercial finance	122,047	3.5%	0.8%
Foreign banking [a]	16,172	0.5%	0.1%
Investment brokerage	6,634	0.2%	—%
Total financial institutions	1,193,199	34.1%	8.0%
Communications	288,242	8.2%	2.0%
Consumer cyclical	251,848	7.2%	1.7%
Utilities	245,696	7.0%	1.7%
Consumer non-cyclicals	243,552	6.9%	1.7%
Industrials	133,108	3.8%	0.9%
Energy	88,265	2.5%	0.6%
Transportation	71,571	2.0%	0.5%
Non-U.S. government guaranteed [b]	66,259	1.9%	0.4%
Technology	49,770	1.4%	0.3%
Total investment grade	2,631,510	75.0%	17.8%

Total non-investment grade	878,976	25.0%	6.0%

Total corporate debt	$3,510,486	100.0%	23.8%

[a]	Located in Canada, New Zealand, Brazil and Japan.

[b]	Includes $9 million from Germany. No other corporate debt guaranteed by a eurozone country.

AXIS Capital Holdings Limited
INVESTMENT PORTFOLIO
TEN LARGEST CORPORATE DEBT HOLDINGS
At September 30, 2013

	Amortized Cost	Net Unrealized Gain	Fair Value	% of Total Fixed Maturities
ISSUER [a]
BANK OF AMERICA CORP	160,901	4,167	165,068	1.4%
CITIGROUP INC	139,132	4,595	143,727	1.2%
JP MORGAN CHASE & CO	134,169	1,734	135,903	1.1%
MORGAN STANLEY	120,498	4,759	125,257	1.0%
GOLDMAN SACHS GROUP	114,804	4,104	118,908	1.0%
DAIMLER AG	75,013	320	75,333	0.6%
WELLS FARGO & COMPANY	71,371	1,755	73,126	0.6%
GENERAL ELECTRIC CO	72,272	643	72,915	0.6%
FORD MOTOR COMPANY	59,110	1,259	60,369	0.5%
AMERICAN INTERNATIONAL GROUP INC	54,688	1,491	56,179	0.5%

[a]
The holdings represent direct investments in fixed maturities of the parent issuer and its major subsidiaries. These investments exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

AXIS Capital Holdings Limited
MORTGAGE-BACKED AND ASSET-BACKED SECURITIES COMPOSITION
At September 30, 2013

	Agencies	AAA	AA	A	BBB	Non-Investment Grade	Total

Residential MBS	$2,511,756	$16,176	$422	$3,215	$11,765	$42,648	$2,585,982
Commercial MBS	—	465,400	203,212	46,384	14,711	1,820	731,527
ABS	—	609,688	224,657	31,346	46,670	3,313	915,674

Total mortgage-backed and asset-backed securities	$2,511,756	$1,091,264	$428,291	$80,945	$73,146	$47,781	$4,233,183

Percentage of total	59.3%	25.8%	10.1%	1.9%	1.7%	1.2%	100.0%

AXIS Capital Holdings Limited
REINSURANCE RECOVERABLE ANALYSIS

	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q3 2011
Reinsurance recoverable on paid losses and loss expenses:
Insurance	$16,713	$35,648	$14,286	$39,201	$21,527	$21,071
Reinsurance	—	—	—	—	—	—
Total	$16,713	$35,648	$14,286	$39,201	$21,527	$21,071

Reinsurance recoverable on unpaid losses and loss expenses: OSLR
Insurance	$608,886	$635,089	$590,478	$561,652	$528,009	$536,811
Reinsurance	—	—	—	—	—	—
Total	$608,886	$635,089	$590,478	$561,652	$528,009	$536,811

Reinsurance recoverable on unpaid losses and loss expenses: IBNR
Insurance	$1,285,078	$1,258,113	$1,239,615	$1,214,482	$1,194,561	$1,165,884
Reinsurance	6,982	69,897	66,781	64,580	62,329	53,987
Total	$1,292,060	$1,328,010	$1,306,396	$1,279,062	$1,256,890	$1,219,871

Provision against reinsurance recoverables:
Insurance	$(18,149)	$(17,306)	$(15,613)	$(16,096)	$(16,473)	$(18,278)
Reinsurance	—	—	—	—	(543)	(458)
Total	$(18,149)	$(17,306)	$(15,613)	$(16,096)	$(17,016)	$(18,736)

Net reinsurance recoverables:
Insurance	$1,892,528	$1,911,544	$1,828,766	$1,799,239	$1,727,624	$1,705,488
Reinsurance	6,982	69,897	66,781	64,580	61,786	53,529
Total	$1,899,510	$1,981,441	$1,895,547	$1,863,819	$1,789,410	$1,759,017

AXIS Capital Holdings Limited
REINSURANCE RECOVERABLE ANALYSIS
At September 30, 2013

Categories	Gross Recoverable	Collateral	Gross Recoverable Net of Collateral	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity	Provision Against Reinsurance Recoverable	Provision Against Reinsurance Recoverable as % of Gross Recoverable	Net Recoverable
Top 10 reinsurers based on gross recoverables	1,438,386	$(24,049)	$1,414,337	76.3%	24.4%	$(12,809)	0.9%	$1,425,577
Other reinsurers balances > $20 million	167,631	(4,625)	163,006	8.8%	2.8%	(1,274)	0.8%	166,357
Other reinsurers balances < $20 million	311,642	(35,525)	276,117	14.9%	4.8%	(4,066)	1.3%	307,576
Total	$1,917,659	$(64,199)	$1,853,460	100.0%	32.0%	$(18,149)	0.9%	$1,899,510
At September 30, 2013, 98.9% (December 31, 2012: 98.8%) of our gross recoverables were collectible from reinsurers rated the equivalent of A- or better by internationally recognized rating agencies.

Top 10 Reinsurers (net of collateral)	% of Total Gross Recoverable Net of Collateral	% of Total Shareholders’ Equity
Transatlantic Reinsurance Company	13.9%	4.5%
Lloyds of London	11.1%	3.6%
Swiss Reinsurance America Corporation	10.9%	3.5%
Partner Reinsurance Company of the US	10.8%	3.5%
Berkley Insurance Company	7.9%	2.5%
Ace Property & Casualty Insurance	6.2%	2.0%
XL Reinsurance America Inc	5.4%	1.7%
Liberty Mutual Insurance Company	3.5%	1.1%
Hannover Ruckversicherungs Aktiengesellschaft	3.5%	1.1%
Everest Reinsurance Company	3.1%	0.9%
	76.3%	24.4%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS

	Quarter ended September 30, 2013			Nine months ended September 30, 2013
	Gross	Recoveries	Net	Gross	Recoveries	Net
Reserve for unpaid losses and loss expenses

Beginning of period	$9,342,817	$(1,945,793)	$7,397,024	$9,058,731	$(1,825,617)	$7,233,114
Incurred	520,576	(19,054)	501,522	1,881,330	(298,495)	1,582,835
Paid	(499,660)	89,562	(410,098)	(1,435,591)	238,626	(1,196,965)
Foreign exchange and other	120,783	(7,512)	113,271	(19,954)	2,689	(17,265)

End of period [a]	$9,484,516	$(1,882,797)	$7,601,719	$9,484,516	$(1,882,797)	$7,601,719

[a]
At September 30, 2013, the gross reserve for losses and loss expenses included IBNR of $6,029 million, or 64%, of total gross reserves for loss and loss expenses. At December 31, 2012, the comparable amount was $5,786 million, or 64%.

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS BY SEGMENT

	Quarter ended September 30, 2013			Nine months ended September 30, 2013
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross losses paid	$275,082	$224,578	$499,660	$778,900	$656,691	$1,435,591
Reinsurance recoveries	(89,562)	—	(89,562)	(238,626)	—	(238,626)

Net losses paid	185,520	224,578	410,098	540,274	656,691	1,196,965

Change in:
Reported case reserves	8,348	19,370	27,718	202,254	520	202,774
IBNR	14,979	(21,781)	(6,802)	139,708	103,257	242,965
Reinsurance recoveries on unpaid loss and loss expense reserves	7,593	62,915	70,508	(117,468)	57,599	(59,869)

Total net incurred losses and loss expenses	$216,440	$285,082	$501,522	$764,768	$818,067	$1,582,835

Gross reserve for losses and loss expenses	$4,819,976	$4,664,540	$9,484,516	$4,819,976	$4,664,540	$9,484,516

Net favorable prior year reserve development	$34,065	$45,970	$80,035	$46,355	$130,293	$176,648

Key Ratios

Net paid to net incurred percentage	85.7%	78.8%	81.8%	70.6%	80.3%	75.6%

Net paid losses / Net premiums earned	41.4%	45.2%	43.4%	42.5%	44.0%	43.3%
Change in net loss and loss expense reserves / Net premiums earned	6.9%	12.1%	9.7%	17.6%	10.8%	13.9%
Net loss and loss expense ratio	48.3%	57.3%	53.1%	60.1%	54.8%	57.2%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
INSURANCE - QUARTERLY

	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q3 2011

Gross losses paid	$275,082	$269,569	$234,250	$250,927	$208,617	$198,120
Reinsurance recoveries	(89,562)	(89,115)	(59,950)	(87,520)	(75,749)	(48,301)

Net losses paid	185,520	180,454	174,300	163,407	132,868	149,819

Change in:
Reported case reserves	8,348	144,059	49,847	199,775	27,634	(3,088)
IBNR	14,979	73,154	51,575	(9,596)	24,796	51,501
Reinsurance recoveries on unpaid loss and loss expense reserves	7,593	(66,675)	(58,386)	(53,492)	547	9,171

Total net incurred losses and loss expenses	$216,440	$330,992	$217,336	$300,094	$185,845	$207,403

Gross reserve for losses and loss expenses	$4,819,976	$4,771,435	$4,579,672	$4,492,553	$4,302,340	$4,045,488

Net favorable prior year reserve development	$34,065	$6,693	$5,598	$40,353	$31,566	$32,594

Key Ratios

Net paid to net incurred percentage	85.7%	54.5%	80.2%	54.5%	71.5%	72.2%

Net paid losses/Net premiums earned	41.4%	42.7%	43.4%	42.7%	33.4%	40.4%
Change in net loss and loss expense reserves / Net premiums earned	6.9%	35.7%	10.7%	35.7%	13.3%	15.6%
Net loss and loss expense ratio	48.3%	78.4%	54.1%	78.4%	46.7%	56.0%

AXIS Capital Holdings Limited
RESERVE FOR LOSSES AND LOSS EXPENSES: PAID TO INCURRED ANALYSIS
REINSURANCE - QUARTERLY

	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q3 2011

Gross losses paid	$224,578	$236,602	$195,510	$284,517	$220,024	$278,529
Reinsurance recoveries	—	—	—	—	—	—

Net losses paid	224,578	236,602	195,510	284,517	220,024	278,529

Change in:
Reported case reserves	19,370	(3,577)	(15,273)	38,303	(4,092)	90,009
IBNR	(21,781)	81,998	43,041	54,928	42,580	(66,812)
Reinsurance recoveries on unpaid loss and loss expense reserves	62,915	(3,116)	(2,200)	(2,795)	(1,705)	(2,290)

Total net incurred losses and loss expenses	$285,082	$311,907	$221,078	$374,953	$256,807	$299,436

Gross reserve for losses and loss expenses	$4,664,540	$4,571,382	$4,518,031	$4,566,178	$4,448,730	$4,289,353

Net favorable prior year reserve development	$45,970	$35,422	$48,901	$24,213	$28,865	$45,837

Key Ratios

Net paid to net incurred percentage	78.8%	75.9%	88.4%	75.9%	85.7%	93.0%

Net paid losses / Net premiums earned	45.2%	45.2%	41.4%	60.1%	47.4%	59.3%
Change in net loss and loss expense reserves / Net premiums earned	12.1%	14.4%	5.4%	19.1%	7.9%	4.5%
Net loss and loss expense ratio	57.3%	59.6%	46.8%	79.2%	55.3%	63.8%

AXIS Capital Holdings Limited
NET PROBABLE MAXIMUM LOSSES TO CERTAIN PEAK INDUSTRY CATASTROPHE EXPOSURES - AS OF OCTOBER 1, 2013

		Estimated Net Exposures (millions of U.S. dollars)
Territory	Peril	50 Year Return Period	100 Year Return Period	250 Year Return Period
Single zone, single event
Southeast	U.S. Hurricane	$509	$716	$911
Northeast	U.S. Hurricane	80	230	450
Mid-Atlantic	U.S. Hurricane	136	375	797
Gulf of Mexico	U.S. Hurricane	333	500	811
California	Earthquake	371	518	616
Europe	Windstorm	321	425	548
Japan	Earthquake	223	300	523
Japan	Windstorm	71	124	179
The above table shows our Probable Maximum Loss (“PML”) to a single natural peril catastrophe event within certain defined single zones which correspond to peak industry catastrophe exposures at October 1, 2013. The return period refers to the frequency with which losses of a given amount or greater are expected to occur. A zone is a geographic area in which the insurance risks are considered to be correlated to a single catastrophic event. Estimated losses from a modeled event are grouped into a single zone, as shown above, based on where the majority of the total estimated industry loss is expected to occur.
As indicated in the table above, our modeled single occurrence 1-in-100 year return period PML for a Southeast hurricane, net of reinsurance, is approximately $0.7 billion. According to our modeling, there is a one percent chance that on an annual basis, our losses incurred from a Southeast hurricane event could be in excess of $0.7 billion. Conversely, there is a 99% chance that on an annual basis, the loss from a Southeast hurricane will fall below $0.7 billion.
We have developed our PML estimates using multiple commercially available catastrophe vendor models, including AIR and RMS. We weight the use of these vendor models based upon our own judgment and experience, and include in our estimates non-modeled perils and other factors which we believe provide us with a more complete view of catastrophe risk.
A supplementary disclosure entitled “Overview of AXIS Natural Peril Catastrophe Risk Measurement and Management” dated August 3, 2011 is available in the Investor Information section of our website. This disclosure provides an overview of our PML methodology, including our approach to zonal aggregation, as well as information about zonal definitions commonly used by other external parties.
Our PML estimates are based on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. We aim to reduce the potential for model error in a number of ways, foremost by ensuring that management’s judgment supplements the model outputs. We also perform ongoing model validation both within our business units and through our catastrophe model validation unit. These validation procedures include sensitivity testing of models to understand their key variables and, where possible, back testing the model outputs to actual results.
Our estimated net losses from peak zone catastrophes may change from period to period as a result of several factors, which include but are not limited to, updates to vendor catastrophe models, changes in our own modeling, changes in our underwriting portfolios, changes to our reinsurance purchasing strategy and changes in foreign exchange rates.

AXIS Capital Holdings Limited
EARNINGS PER COMMON SHARE INFORMATION - AS REPORTED, GAAP

	Quarter ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012

Net income available to common shareholders	$137,121	$223,407	$512,383	$513,555

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Weighted average shares outstanding - basic	111,676	121,127	114,606	123,568
Dilutive share equivalents:
Stock compensation plans	1,679	1,825	1,608	1,290
Weighted average shares outstanding - diluted	113,355	122,952	116,214	124,858

EARNINGS PER COMMON SHARE
Basic	$1.23	$1.84	$4.47	$4.16
Diluted	$1.21	$1.82	$4.41	$4.11

AXIS Capital Holdings Limited
EARNINGS (LOSS) PER COMMON SHARE INFORMATION AND COMMON SHARE ROLLFOWARD - QUARTERLY

	Q3 2013	Q2 2013	Q1 2013	Q4 2012	Q3 2012	Q3 2011

Net income (loss) available to common shareholders	$137,121	$72,447	$302,816	$(18,551)	$223,407	$212,058

COMMON SHARES OUTSTANDING
Common shares - at beginning of period	111,588	116,306	117,920	117,857	122,773	125,811
Shares issued, including those sourced from treasury	74	404	1,755	88	311	362
Shares repurchased for treasury	(11)	(5,122)	(3,369)	(25)	(5,227)	(32)
Common shares - at end of period	111,651	111,588	116,306	117,920	117,857	126,141

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Weighted average shares outstanding - basic	111,676	115,163	117,022	117,918	121,127	125,971
Dilutive share equivalents: [a]
Warrants	—	—	—	—	—	1,108
Stock compensation plans	1,679	1,508	1,636	—	1,825	923
Weighted average shares outstanding - diluted	113,355	116,671	118,658	117,918	122,952	128,002

EARNINGS (LOSS) PER COMMON SHARE
Basic	$1.23	$0.63	$2.59	($0.16)	$1.84	$1.68
Diluted	$1.21	$0.62	$2.55	($0.16)	$1.82	$1.66

[a]	Due to the net loss incurred in the three months ended December 31, 2012, these securities were not included in the computation of diluted earnings per share because of their anti-dilutive effect.

AXIS Capital Holdings Limited
DILUTED BOOK VALUE PER COMMON SHARE ANALYSIS - TREASURY STOCK METHOD [a]

	At September 30, 2013

	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$43.31

Book value per common share		$5,159,986	111,651	$46.22

Dilutive securities: [b]
Restricted stocks			2,636	(1.07)
Options	$28.51		118	(0.05)
Restricted and phantom stock units			1,279	(0.50)
Diluted book value per common share		$5,159,986	115,684	$44.60

	At December 31, 2012

	Weighted Average Strike Price	Common Shareholders’ Equity	Outstanding Common Shares net of Treasury Shares	Per share

Closing stock price				$34.64

Book value per common share		$5,276,918	117,920	$44.75

Dilutive securities:
Restricted stocks			4,281	(1.57)
Options	$28.74		157	(0.05)
Restricted and phantom stock units			435	(0.16)
Diluted book value per common share		$5,276,918	122,793	$42.97

[a]
This method assumes that proceeds received upon exercise of options will be used to repurchase our common shares at the closing market price. Unvested restricted stocks and units and unrestricted phantom stock units are also added to determine the diluted common shares outstanding.

[b]	Excludes cash-settled restricted stock unit awards.

AXIS Capital Holdings Limited
NON-GAAP FINANCIAL MEASURE RECONCILIATIONS

OPERATING INCOME
	Quarter ended September 30,		Nine months ended September 30,
	2013	2012	2013	2012
Net income available to common shareholders	$137,121	$223,407	$512,383	$513,555
Adjustment for:
Net realized (gains) losses	4,708	(50,803)	(56,004)	(95,699)
Associated tax impact	(340)	4,562	4,698	9,394
Foreign exchange losses	56,860	23,927	11,659	8,212
Associated tax impact	(1,672)	(453)	(1,602)	(264)
Loss on repurchase of preferred shares	—	—	3,081	14,009
Associated tax impact	—	—	—	—
Operating income	$196,677	$200,640	$474,215	$449,207

Net earnings per share - diluted	$1.21	$1.82	$4.41	$4.11
Adjustment for:
Net realized (gains) losses	0.04	(0.41)	(0.48)	(0.77)
Associated tax impact	—	0.03	0.03	0.08
Foreign exchange losses	0.50	0.19	0.10	0.07
Associated tax impact	(0.01)	—	(0.01)	—
Loss on repurchase of preferred shares	—	—	0.03	0.11
Associated tax impact	—	—	—	—
Operating income per share - diluted	$1.74	$1.63	$4.08	$3.60

Weighted average common shares and common share equivalents - diluted	113,355	122,952	116,214	124,858

Average common shareholders' equity	5,047,045	5,274,211	5,218,452	5,148,752

Annualized return on average common equity	10.9%	16.9%	13.1%	13.3%

Annualized operating return on average common equity	15.6%	15.2%	12.1%	11.6%

DILUTED TANGIBLE BOOK VALUE PER COMMON SHARE - TREASURY STOCK METHOD [a]
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
	2013	2013	2013	2012	2012	2011
Common shareholders' equity	$5,159,986	$4,934,104	$5,386,587	$5,276,918	$5,353,425	$4,857,105
Less: goodwill and intangible assets	(91,656)	(91,370)	(97,001)	(97,493)	(98,165)	(98,260)
Tangible common shareholders' equity	$5,068,330	$4,842,734	$5,289,586	$5,179,425	$5,255,260	$4,758,845

Outstanding diluted common shares net of treasury shares	115,684	115,631	120,594	122,793	122,865	131,067

Diluted book value per common share	$44.60	$42.67	$44.67	$42.97	$43.57	$37.06

Diluted tangible book value per common share	$43.81	$41.88	$43.86	$42.18	$42.77	$36.31

[a]
This method assumes that proceeds received upon exercise of options will be used to repurchase our common shares at the closing market price. Unvested restricted stocks and units and unrestricted phantom stock units are also added to determine the diluted common shares outstanding. Cash-settled restricted stock unit awards are excluded.

AXIS Capital Holdings Limited
USE OF NON-GAAP FINANCIAL MEASURES

In this document, we present operating income, consolidated underwriting income, underwriting-related general and administrative expenses and diluted tangible book value per common share, which are “non-GAAP financial measures” as defined in Regulation G.

Operating income represents after-tax operational results without consideration of after-tax net realized investment gains (losses), foreign exchange losses (gains) and losses on the repurchase of preferred shares. We also present diluted operating earnings per share and operating return on average common equity ("operating ROACE"), which are derived from the non-GAAP operating income measure. Reconciliations of operating income, diluted operating earnings per share and operating ROACE to the nearest GAAP financial measures (based on net income available to common shareholders) are included on the previous page.

Consolidated underwriting income (loss) is a pre-tax measure of underwriting profitability that takes into account net premiums earned and other insurance related income as revenues and net losses and loss expenses, acquisition costs and underwriting-related general and administrative costs as expenses. Underwriting-related general and administrative expenses include those general and administrative expenses that are incremental and/or directly attributable to our individual underwriting operations. While these measures are presented in the Segment Information footnote to our Consolidated Financial Statements, they are considered non-GAAP financial measures when presented elsewhere on a consolidated basis. A reconciliation of consolidated underwriting income (loss) to income before income taxes (the nearest GAAP financial measure) is included in the 'Consolidated Statements of Income - Quarterly' section of this document. Our total general and administrative expenses (the nearest GAAP financial measure to underwriting-related general and administrative expenses) also includes corporate expenses; the two components are separately presented in the 'Consolidated Statements of Income - Quarterly' section of this document.

Tangible book value is defined as common shareholders' equity excluding goodwill and intangible assets. Diluted tangible book value per common share uses this measure as the numerator, with the denominator being outstanding diluted common shares calculated under the treasury stock method. A reconciliation of diluted tangible book value per common share to diluted book value per common share (the nearest GAAP financial measure) is included on the previous page.

We present our results of operations in the way we believe will be most meaningful and useful to investors, analysts, rating agencies and others who use our financial information to evaluate our performance. This includes the presentation of “operating income” (in total and on a per share basis), “annualized operating ROACE” (which is based on the “operating income” measure), "consolidated underwriting income (loss)" (which incorporates "underwriting-related general and administrative expenses") and diluted tangible book value per common share.

Operating Income

Although the investment of premiums to generate income and realized investment gains (or losses) is an integral part of our operations, the determination to realize investment gains (or losses) is independent of the underwriting process and is heavily influenced by the availability of market opportunities. Furthermore, many users believe that the timing of the realization of investment gains (or losses) is somewhat opportunistic for many companies.

Foreign exchange losses (gains) in our Consolidated Statements of Operations are primarily driven by the impact of foreign exchange rate movements on net insurance-related liabilities. However, this movement is only one element of the overall impact of foreign exchange rate fluctuations on our financial position. In addition, we recognize unrealized foreign exchange losses (gains) on our available-for-sale investments in other comprehensive income and foreign exchange losses (gains) realized upon the sale of these investments in net realized investment gains (losses). These unrealized and realized foreign exchange movements generally offset a large portion of the foreign exchange losses (gains) reported separately in earnings, thereby minimizing the impact of foreign exchange rate movements on total shareholders’ equity. As such, the Statement of Operations foreign exchange losses (gains) in isolation are not a fair representation of the performance of our business.

Losses on repurchase of preferred shares arise from capital transactions and, therefore, are not reflective of underlying business performance.

In this regard, certain users of our financial statements evaluate earnings excluding after-tax net realized investment gains (losses), foreign exchange losses (gains) and losses on repurchase of preferred shares to understand the profitability of recurring sources of income. We believe that showing net income available to common shareholders exclusive of net realized gains (losses), foreign exchange losses (gains) and losses on repurchase of preferred shares reflects the underlying fundamentals of our business. In addition, we believe that this presentation enables investors and other users of our financial information to analyze performance in a manner similar to how our management analyzes the underlying business performance. We also believe this measure follows industry practice and, therefore, facilitates comparison of our performance with our peer group. We believe that equity analysts and certain rating agencies that follow us, and the insurance industry as a whole, generally exclude these items from their analyses for the same reasons.

Consolidated Underwriting Income (Loss)/Underwriting-Related General and Administrative Expenses

Corporate expenses include holding company costs necessary to support our worldwide (re)insurance operations and costs associated with operating as a publicly-traded company. As these costs are not incremental and/or directly attributable to our individual underwriting operations, we exclude them from underwriting-related general and administrative expenses and, therefore, consolidated underwriting income (loss). Interest expense and financing costs primarily relate to interest payable on our senior notes and are excluded from consolidated underwriting income (loss) for the same reason.

We evaluate our underwriting results separately from the performance of our investment portfolio. As such, we believe it appropriate to exclude net investment income and net realized investment gains (losses) from our underwriting profitability measure.

As noted above, foreign exchange losses (gains) in our Consolidated Statement of Operations primarily relate to our net insurance-related liabilities. However, we manage our investment portfolio in such a way that unrealized and realized foreign exchange rate gains (losses) on our investment portfolio generally offset a large portion of the foreign exchange losses (gains) arising from our underwriting portfolio. As a result, we believe that foreign exchange losses (gains) are not a meaningful contributor to our underwriting performance and, therefore, exclude them from consolidated underwriting income (loss). We believe that presentation of underwriting-related general and administrative expenses and consolidated underwriting income (loss) provides investors with an enhanced understanding of our results of operations, by highlighting the underlying pre-tax profitability of our underwriting activities.

Diluted Tangible Book Value per Common Share

Diluted tangible book value per common share removes certain effects of purchase accounting. We believe that this measure, in combination with diluted book value per common share, is useful in assessing value generated for our common shareholders.